Exhibit 99.2

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2/10/2009

Supplemental Schedules

Fourth Quarter 2008

Draft 2/10/2009 Page 1

Quarterly Financial Highlights

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
(Unaudited)	2007	2008	2008	2008	2008	2007	2008

Pretax Operating Income *

Life Marketing	$46,098	$46,449	$38,127	$52,222	$51,737	$189,186	$188,535
Acquisitions	35,809	33,576	34,514	33,021	35,368	129,247	136,479
Annuities	4,340	2,489	9,487	556	6,175	23,051	18,707
Stable Value Contracts	12,583	16,216	17,545	28,184	27,866	50,231	89,811
Asset Protection	10,048	9,852	6,664	8,186	6,087	41,559	30,789
Corporate & Other	(6,236)	(29,973)	(2,093)	(32,173)	(41,747)	(3,416)	(105,986)
Total Pretax Operating Income	$102,642	$78,609	$104,244	$89,996	$85,486	$429,858	$358,335

Balance Sheet Data

Total GAAP Assets	$41,786,041	$41,749,006	$42,636,077	$41,152,791	$39,491,546
Shareowners’ Equity	$2,456,761	$2,163,860	$2,081,742	$1,524,655	$761,095
Shareowners’ Equity (excluding accumulated other comprehensive income) **	$2,537,290	$2,543,808	$2,567,964	$2,452,860	$2,428,151

Stock Data

Closing Price	$41.02	$40.56	$38.05	$28.51	$14.35	$41.02	$14.35
Average Shares Outstanding
Basic	71,076,532	71,080,703	71,116,961	71,115,365	71,122,593	71,061,152	71,108,961
Diluted	71,467,783	71,453,824	71,442,599	71,380,898	71,122,593	71,478,021	71,108,961

* “Pretax Operating Income” is a non-GAAP financial measure. “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pretax Operating Income” may be compared.

See Page 5 for a reconciliation of “Pretax Operating Income” to “Income (loss) Before Income Tax”.

** “Shareowners’ equity excluding accumulated other comprehensive income” is a non-GAAP financial measure. “Shareowners’ equity” is a GAAP financial measure to which “Shareowners’ equity excluding accumulated other comprehensive income” may be compared.

See Page 4 for a reconciliation of “Shareowners’ equity excluding accumulated other comprehensive income” to “Shareowners’ equity”.

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Financial Strength Ratings as of December 31, 2008

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Legal Entity

Insurance companies:
Protective Life Insurance Company	A+	A+	AA	A1
West Coast Life Insurance Company	A+	A+	AA	A1
Protective Life and Annuity Insurance Company	A+	A+	AA	—
Lyndon Property Insurance Company	A-	—	—	—

Credit Ratings as of December 31, 2008

	A.M. Best	Fitch	Standard & Poor’s	Moody’s

Legal Entity
Holding company
Protective Life Corporation	a	A-/BBB+ (1)	A	Baa1

(1)  The default rating is A-. The BBB+ rating is related to our senior notes due at 2013, 2014, and 2018.

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2/10/2009

GAAP Consolidated Statements of Income (Loss)

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
(Unaudited)	2007	2008	2008	2008	2008	2007	2008

REVENUES
Gross Premiums and Policy Fees	$702,341	$662,404	$678,873	$664,464	$686,812	$2,727,023	$2,692,553
Reinsurance Ceded	(438,043)	(371,072)	(423,774)	(366,734)	(421,230)	(1,600,684)	(1,582,810)
Net Premiums and Policy Fees	264,298	291,332	255,099	297,730	265,582	1,126,339	1,109,743
Net investment income	421,024	408,465	438,941	423,522	404,236	1,675,934	1,675,164
RIGL - Derivatives	(28,054)	(1,657)	65,087	91,991	(38,764)	8,469	116,657
RIGL - All Other Investments	18,803	(28,045)	(112,411)	(351,102)	(92,934)	8,602	(584,492)
Other income	49,239	45,509	47,983	47,943	47,057	232,357	188,492
Total Revenues	725,310	715,604	694,699	510,084	585,177	3,051,701	2,505,564

BENEFITS & EXPENSES
Benefits and settlement expenses	462,068	494,676	470,344	535,839	475,682	1,893,707	1,976,541
Amortization of deferred policy acquisition costs and value of businesses acquired	71,991	68,370	71,450	39,331	54,591	300,270	233,742
Other operating expenses	61,178	65,068	60,204	60,788	47,120	297,109	233,180
Interest on indebtedness - subsidiaries	20,448	17,233	18,554	16,990	14,698	64,141	67,475
Interest on indebtedness - holding company - other debt	6,322	7,267	7,267	7,677	9,942	22,782	32,153
Interest on indebtedness - holding company - hybrid securities	9,401	9,401	9,401	9,401	9,401	37,604	37,604
Total Benefits and Expenses	631,408	662,015	637,220	670,026	611,434	2,615,613	2,580,695

INCOME (LOSS) BEFORE INCOME TAX	93,902	53,589	57,479	(159,942)	(26,257)	436,088	(75,131)
Income tax expense (benefit)	33,016	17,707	19,295	(59,934)	(10,344)	146,522	(33,276)
NET INCOME (LOSS)	$60,886	$35,882	$38,184	$(100,008)	$(15,913)	$289,566	$(41,855)

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$0.93	$0.73	$0.96	$0.88	$0.80
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.24)	0.04	0.59	0.91	(0.15)
RIGL - All Other Investments, net of participating income	0.16	(0.27)	(1.02)	(3.19)	(0.87)
Net income (loss) -diluted	$0.85	$0.50	$0.53	$(1.40)	$(0.22)
Average shares outstanding-diluted	71,467,783	71,453,824	71,442,599	71,380,898	71,122,593
Dividends paid	$0.225	$0.225	$0.235	$0.235	$0.120

PER SHARE DATA FOR YTD
Operating income-diluted *	$3.99	$0.73	$1.69	$2.57	$3.37
RIGL - Derivatives net of gains related to corp debt, investments and annuities	0.07	0.04	0.63	1.54	1.39
RIGL - All Other Investments, net of participating income	(0.01)	(0.27)	(1.28)	(4.47)	(5.35)
Net income (loss) -diluted	$4.05	$0.50	$1.04	$(0.36)	$(0.59)
Average shares outstanding-diluted	71,478,021	71,453,824	71,448,211	71,425,610	71,108,961
Dividends paid	$0.890	$0.225	$0.460	$0.695	$0.815

* “Operating Income” is a non-GAAP financial measure. “Net Income (loss)” is a GAAP financial measure to which “Operating Income” may be compared.

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GAAP Consolidated Balance Sheets

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2007	2008	2008	2008	2008

ASSETS

Fixed maturities	$23,389,069	$23,167,901	$24,097,693	$22,084,909	$20,098,980
Equity securities	117,037	289,307	357,672	312,389	302,132
Mortgage loans	3,284,326	3,377,397	3,523,121	3,653,919	3,848,288
Investment real estate	8,026	7,975	7,834	7,793	14,810
Policy loans	818,280	813,107	805,105	811,846	810,933
Other long-term investments	185,892	193,364	222,770	329,259	352,891
Long-term investments	27,802,630	27,849,051	29,014,195	27,200,115	25,428,034
Short-term investments	1,236,443	1,121,138	839,973	987,604	1,059,506
Total investments	29,039,073	28,970,189	29,854,168	28,187,719	26,487,540
Cash	146,152	117,933	107,367	86,587	149,358
Accrued investment income	291,734	281,396	294,908	308,144	287,543
Accounts and premiums receivable	87,883	118,533	139,123	163,258	55,017
Reinsurance receivable	5,089,100	5,287,241	5,203,089	5,227,020	5,254,788
Deferred policy acquisition costs and value of businesses acquired	3,400,493	3,499,271	3,629,243	3,965,955	4,200,321
Goodwill	117,366	116,481	116,307	122,128	120,954
Property and equipment, net	42,795	42,027	40,924	40,274	39,707
Other assets	144,296	156,486	163,752	172,759	174,035
Current/Deferred income tax	165,741	148,342	120,248	154,454	451,869
Assets related to separate accounts
Variable annuity	2,910,606	2,686,752	2,641,203	2,426,806	2,027,470
Variable universal life	350,802	324,355	325,745	297,687	242,944

TOTAL ASSETS	$41,786,041	$41,749,006	$42,636,077	$41,152,791	$39,491,546

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GAAP Consolidated Balance Sheets - Continued

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2007	2008	2008	2008	2008

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$16,249,495	$16,728,276	$16,772,722	$16,882,724	$17,008,524
Unearned premiums	1,179,812	1,188,886	1,222,142	1,248,942	1,251,855
Stable value product deposits	5,046,463	5,207,936	5,442,022	6,021,834	4,960,405
Annuity deposits	8,708,383	8,726,137	8,886,520	8,976,496	9,357,427
Other policyholders’ funds	307,950	350,779	405,653	424,185	421,313
Securities sold under repurchase agreements	—	—	360,000	—	—
Other liabilities	1,189,206	1,116,630	1,306,493	741,120	845,824
Accrued income taxes	—	—	—	—	—
Deferred income taxes	512,156	361,038	317,531	58,747	—
Non-recourse funding obligations	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000
Debt	559,852	579,852	559,852	649,852	714,852
Liabilities related to variable interest entities	400,000	400,000	400,000	—	—
Subordinated Debt Securities	524,743	524,743	524,743	524,743	524,743
Minority interest - subsidiaries	14,812	14,762	14,709	—	94
Liabilities related to separate accounts
Variable annuity	2,910,606	2,686,752	2,641,203	2,426,806	2,027,470
Variable universal life	350,802	324,355	325,745	297,687	242,944
TOTAL LIABILITIES	39,329,280	39,585,146	40,554,335	39,628,136	38,730,451

SHAREOWNERS’ EQUITY
Common stock	36,626	36,626	36,626	36,626	36,626
Additional paid-in-capital	444,765	446,191	447,914	448,887	448,481
Treasury stock	(11,140)	(27,998)	(27,334)	(26,978)	(26,978)
Cumulative Effect Adjustments	2,146	3,616	3,616	3,616	3,616
Unallocated ESOP shares	(852)	(474)	(474)	(474)	(474)
Retained earnings	2,065,745	2,085,847	2,107,616	1,991,183	1,966,880
Accumulated other comprehensive income (loss)	(80,529)	(379,948)	(486,222)	(928,205)	(1,667,056)
TOTAL SHAREOWNERS’ EQUITY	2,456,761	2,163,860	2,081,742	1,524,655	761,095
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$41,786,041	$41,749,006	$42,636,077	$41,152,791	$39,491,546

SHAREOWNERS’ EQUITY PER SHARE
Total Shareowners’ Equity	$35.02	$30.99	$29.80	$21.81	$10.89
Less: Accumulated other comprehensive income (loss)	(1.15)	(5.44)	(6.96)	(13.28)	(23.85)
Excluding accumulated other comprehensive income (loss) *	$36.17	$36.43	$36.76	$35.09	$34.74

Total Shareowners’ Equity	$2,456,761	$2,163,860	$2,081,742	$1,524,655	$761,095
Less: Accumulated other comprehensive income (loss)	(80,529)	(379,948)	(486,222)	(928,205)	(1,667,056)
Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) *	$2,537,290	$2,543,808	$2,567,964	$2,452,860	$2,428,151

Common shares outstanding	70,149,062	69,829,037	69,864,518	69,903,431	69,905,807
Treasury Stock shares	3,102,898	3,422,923	3,387,442	3,348,529	3,346,153

* “Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Shareowners’ equity” is a GAAP financial measure to which “Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

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2/10/2009

Calculation of Operating Earnings Per Share

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
(Unaudited)	2007	2008	2008	2008	2008	2007	2008

CALCULATION OF NET INCOME (LOSS) PER SHARE

Net income (loss)	$60,886	$35,882	$38,184	$(100,008)	$(15,913)	$289,566	$(41,855)

Average shares outstanding-basic	71,076,532	71,080,703	71,116,961	71,115,365	71,122,593	71,061,152	71,108,961
Average shares outstanding-diluted	71,467,783	71,453,824	71,442,599	71,380,898	71,122,593	71,478,021	71,108,961

Net income (loss) per share-basic	$0.85	$0.50	$0.54	$(1.41)	$(0.22)	$4.07	$(0.59)
Net income (loss) per share-diluted	$0.85	$0.50	$0.53	$(1.40)	$(0.22)	$4.05	$(0.59)

Income (loss) from continuing operations	$60,886	$35,882	$38,184	$(100,008)	$(15,913)	$289,566	$(41,855)

EPS (basic)	$0.85	$0.50	$0.54	$(1.41)	$(0.22)	$4.07	$(0.59)
EPS (diluted)	$0.85	$0.50	$0.53	$(1.40)	$(0.22)	$4.05	$(0.59)

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$(28,054)	$(1,657)	$65,087	$91,991	$(38,764)	$8,469	$116,657
Derivative Gains related to Corporate Debt and Investments	(195)	(484)	(1,786)	(1,915)	(1,569)	(821)	(5,754)
Derivative Gains related to Annuities	1,866	6,240	1,850	10,385	22,496	68	40,971
RIGL - All Other Investments, net of participating income	18,803	(28,045)	(112,411)	(351,102)	(92,934)	1,745	(584,492)
Related amortization of DAC & VOBA	(1,160)	(1,074)	495	703	(972)	(3,230)	(848)
	(8,740)	(25,020)	(46,765)	(249,938)	(111,743)	6,231	(433,466)
Tax effect	3,059	8,757	16,368	87,478	39,110	(2,181)	151,713
	$(5,681)	$(16,263)	$(30,397)	$(162,460)	$(72,633)	$4,050	$(281,753)

RIGL - Derivatives per share-diluted	$(0.24)	$0.04	$0.59	$0.91	$(0.15)	$0.07	$1.39
RIGL - All Other Investments per share-diluted	$0.16	$(0.27)	$(1.02)	$(3.19)	$(0.87)	$(0.01)	$(5.35)

OPERATING INCOME PER SHARE *

Net income (loss) per share-diluted	$0.85	$0.50	$0.53	$(1.40)	$(0.22)	$4.05	$(0.59)
RIGL - Derivatives per share-diluted	(0.24)	0.04	0.59	0.91	(0.15)	0.07	1.39
RIGL - All Other Investments, net of participating income per share-diluted	0.16	(0.27)	(1.02)	(3.19)	(0.87)	(0.01)	(5.35)
Operating income per share-diluted	$0.93	$0.73	$0.96	$0.88	$0.80	$3.99	$3.37

NET OPERATING INCOME *

Net income (loss)	$60,886	$35,882	$38,184	$(100,008)	$(15,913)	$289,566	$(41,855)
Less: RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	(17,149)	2,664	42,349	65,299	(11,594)	5,015	98,718
Less: RIGL - All Other Investments net of tax, amortization, and participating income	11,468	(18,927)	(72,746)	(227,759)	(61,039)	(965)	(380,471)
Net operating income	$66,567	$52,145	$68,581	$62,452	$56,720	$285,516	$239,898

PRETAX OPERATING INCOME **

Income (loss) before income tax and discontinued operations	$93,902	$53,589	$57,479	$(159,942)	$(26,257)	$436,088	$(75,131)
Less: RIGL - Derivatives	(28,054)	(1,657)	65,087	91,991	(38,764)	8,469	116,657
Less: Derivative gains related to corporate debt, investments & annuities	1,671	5,756	64	8,470	20,927	(753)	35,217
Less: RIGL - All Other Investments, net of participating income	18,803	(28,045)	(112,411)	(351,102)	(92,934)	1,745	(584,492)
Less: Related amortization of DAC & VOBA	(1,160)	(1,074)	495	703	(972)	(3,230)	(848)
Pretax operating income	$102,642	$78,609	$104,244	$89,996	$85,486	$429,857	$358,335

* “Net Operating Income” and “Operating Income Per Share” are non-GAAP financial measures.  “Net Income (Loss)” and “Net Income (Loss) Per Share” are GAAP financial measures to which “Net Operating Income” and “Operating Income Per Share” may be compared.

** “Pretax Operating Income” is a non-GAAP financial measure.  “Income (Loss) Before Income Tax” is a GAAP financial measure to which “Pretax Operating Income” may be compared.

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Invested Asset Summary

(Dollars In Millions)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2007	2008	2008	2008	2008

Total Portfolio

Fixed Income	$23,389.1	$23,167.9	$24,097.7	$22,084.9	$20,099.0
Mortgage Loans	3,284.3	3,377.4	3,523.1	3,653.9	3,848.3
Real Estate	8.0	8.0	7.8	7.8	14.8
Equities	117.0	289.3	357.7	312.4	302.1
Policy Loans	818.3	813.1	805.1	811.8	810.9
Short-Term Investments	1,236.4	1,121.1	840.0	987.6	1,059.5
Other Long-Term Investments	185.9	193.4	222.8	329.3	352.9
Total Invested Assets	$29,039.0	$28,970.2	$29,854.2	$28,187.7	$26,487.5

% Total Portfolio by Asset Type as of 12/31/08

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Invested Asset Summary - Fixed Income

(Dollars In Millions)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2007	2008	2008	2008	2008

Fixed Income

Corporate Bonds	$11,778.6	$11,978.3	$12,607.8	$11,613.2	$10,441.8
Residential Mortgage-Backed Securities	7,040.4	6,216.0	6,587.1	5,652.5	4,960.2
Commercial Mortgage-Backed Securities	1,481.3	1,232.7	1,206.3	1,249.5	1,184.9
Asset-Backed Securities	842.2	1,486.1	1,316.5	1,209.0	1,132.7
US Govt Bonds	321.8	317.7	313.3	390.2	484.9
Public Utilities	1,836.1	1,874.1	2,035.1	1,939.2	1,864.5
States, Municipals and Political Subdivisions	88.4	62.9	31.5	31.3	30.0
Preferred Securities	0.1	0.1	0.1	—	—
Convertibles and Bonds with Warrants	0.2	—	—	—	—
Total Fixed Income Portfolio	$23,389.1	$23,167.9	$24,097.7	$22,084.9	$20,099.0

Fixed Income - Quality

AAA	43.4%	42.2%	40.9%	38.6%	35.2%
AA	8.8%	8.2%	7.3%	7.1%	6.6%
A	18.5%	17.8%	18.1%	18.8%	19.8%
BBB	25.7%	27.0%	28.4%	30.3%	33.0%
BB or Lower	3.6%	4.8%	5.3%	5.2%	5.4%
	100.0%	100.0%	100.0%	100.0%	100.0%

% Fixed Income Portfolio by Type as of 12/31/08

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Invested Asset Summary - Mortgages

(Dollars In Millions)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2007	2008	2008	2008	2008

Mortgage Loans - Type

Retail	64.8%	64.5%	64.4%	64.9%	65.2%
Apartments	10.5%	10.8%	10.6%	10.4%	10.1%
Office Buildings	13.8%	13.8%	13.8%	14.0%	14.3%
Warehouses	8.1%	8.0%	8.3%	8.1%	7.9%
Miscellaneous	2.8%	2.9%	2.9%	2.6%	2.5%
	100.0%	100.0%	100.0%	100.0%	100.0%

Problem Mortgage Loans

60 Days Past Due	$7.5	$7.4	$—	$7.8	$—
90 Days Past Due	—	—	7.4	7.4	7.4
Renegotiated Loans	—	—	—	—	—
Foreclosed Real Estate	—	—	—	—	7.8
	$7.5	$7.4	$7.4	$15.2	$15.2

%  Mortgage Loans by Type as of 12/31/08

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Invested Asset Summary - Trading Portfolios

(Dollars In Millions)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2007	2008	2008	2008	2008

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Asset Class
AAA	$186.6	$182.3	$192.4	$183.4	$148.6
AA	31.4	16.6	17.1	19.2	—
A	56.8	62.4	58.1	81.9	55.3
BBB	136.7	153.7	153.9	103.0	137.5
BB	—	—	—	—	—
B	—	—	—	—	—
Short term investments	15.0	17.6	2.0	—	—
Swaps	(4.7)	(13.9)	(5.7)	—	—
Total	$421.8	$418.7	$417.8	$387.5	$341.4

Modco Trading Portfolio

Asset Class
AAA	$1,631.2	$1,527.2	$1,477.5	$1,330.5	$1,357.1
AA	344.9	263.8	249.6	200.2	147.3
A	834.5	754.0	713.3	654.9	591.5
BBB	755.0	806.5	837.3	792.5	743.5
Below investment grade	39.0	29.9	46.7	53.2	55.6
Total	$3,604.6	$3,381.4	$3,324.4	$3,031.3	$2,895.0

Portfolio Composition by Rating % as of 12/31/08 – Trading Portfolio (excl. Modco)

Portfolio Composition by Rating % as of 12/31/08 – Modco Trading Portfolio

Draft

2/10/2009

Invested Asset Summary - MBS - Alt-A

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of December 31, 2008:

(Dollars In Millions)	2004 and
(Unaudited)	Prior	2005	2006	2007	2008	Total

Estimated Fair Value of Security by Year of Origination

Rating
AAA	$7.9	$70.6	$87.9	$107.2	$—	$273.6
AA	—	—	—	—	—	—
Subtotal	$7.9	$70.6	$87.9	$107.2	$—	$273.6
A	—	5.2	22.0	55.2	—	82.4
BBB	—	0.9	—	—	—	0.9
Below investment grade	—	—	143.2	43.4	—	186.6
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$7.9	$76.7	$253.1	$205.8	$—	$543.5

Estimated Unrealized Gain (Loss) of Security by Year of Origination

Rating
AAA	$(1.0)	$(11.8)	$(11.1)	$(11.6)	$—	$(35.5)
AA	—	—	—	—	—	—
Subtotal	$(1.0)	$(11.8)	$(11.1)	$(11.6)	$—	$(35.5)
A	—	(3.5)	(7.0)	(3.2)	—	(13.7)
BBB	—	(6.8)	—	—	—	(6.8)
Below investment grade	—		(81.0)	(54.4)	—	(135.4)
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$(1.0)	$(22.1)	$(99.1)	$(69.2)	$—	$(191.4)

Draft

2/10/2009

Invested Asset Summary - MBS - Subprime

Mortgage-backed Securities Collateralized by Subprime Loans as of December 31, 2008:

(Dollars In Millions)	2004 and
(Unaudited)	Prior	2005	2006	2007	2008	Total

Estimated Fair Value of Security by Year of Origination

Rating
AAA	$1.0	$3.0	$8.0	$—	$—	$12.0
AA	0.9	—	3.8	4.4	—	9.1
Subtotal	$1.9	$3.0	$11.8	$4.4	$—	$21.1
A	—	—	3.7	—	—	3.7
BBB	0.2	—	9.2	10.7	—	20.1
Below investment grade	1.2	—	—	0.5	—	1.7
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$3.3	$3.0	$24.7	$15.6	$—	$46.6

Estimated Unrealized Gain (Loss) of Security by Year of Origination

Rating
AAA	$(0.2)	$(0.7)	$(1.5)	$—	$—	$(2.4)
AA	(0.7)	—	(1.2)	(5.7)	—	(7.6)
Subtotal	$(0.9)	$(0.7)	$(2.7)	$(5.7)	$—	$(10.0)
A	—	—	(0.4)	—	—	(0.4)
BBB	(0.1)	—	(4.7)	(13.7)	—	(18.5)
Below investment grade	(1.5)	—	—	—	—	(1.5)
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$(2.5)	$(0.7)	$(7.8)	$(19.4)	$—	$(30.4)

Draft

2/10/2009

Invested Asset Summary - MBS - Prime

Mortgage-backed Securities Collateralized by Prime Loans as of December 31, 2008:

(Dollars In Millions)	2004 and
(Unaudited)	Prior	2005	2006	2007	2008	Total

Estimated Fair Value of Security by Year of Origination

Rating
AAA	$1,453.4	$1,337.7	$724.9	$272.5	$4.0	$3,792.5
AA	3.1	3.0	72.2	55.3	—	133.6
Subtotal	1,456.5	1,340.7	797.1	327.8	4.0	3,926.1
A	—	2.7	132.7	7.3	—	142.7
BB	—	—	—	—	—	—
BBB	—	—	193.3	—	—	193.3
Below investment grade	0.1	1.5	55.0	51.4	—	108.0
Unrated	—	—	—	—	—	—
Total mortgage-backed securities collateralized by prime loans	$1,456.6	$1,344.9	$1,178.1	$386.5	$4.0	$4,370.1

Estimated Unrealized Gain (Loss) of Security by Year of Origination

Rating
AAA	$(52.3)	$(237.4)	$(102.3)	$(55.7)	$0.1	$(447.6)
AA	(1.5)	(10.2)	(30.5)	(14.5)	—	(56.7)
Subtotal	(53.8)	(247.6)	(132.8)	(70.2)	0.1	(504.3)
A	—	(0.1)	(30.1)	(1.5)	—	(31.7)
BB	—	—	—	—	—	—
BBB	—	—	(44.7)	(11.1)	—	(55.8)
Below investment grade	(0.7)	0.1	(20.5)	—	—	(21.1)
Unrated	—	—	—	—	—	—
Total mortgage-backed securities collateralized by prime loans	$(54.5)	$(247.6)	$(228.1)	$(82.8)	$0.1	$(612.9)

Draft

2/10/2009

Invested Asset Summary - External CMBS

External Commercial Mortgage-backed Securities as of December 31, 2008

(Dollars In Millions)	2004 and
(Unaudited)	Prior	2005	2006	2007	2008	Total

Estimated Fair Value of Security by Year of Origination

Rating
AAA	$231.4	$44.3	$11.0	$—	$37.7	$324.4
BBB	4.6	—	—	—	—	4.6
Total external commercial mortgage-backed securities	$236.0	$44.3	$11.0	$—	$37.7	$329.0

Estimated Unrealized Gain (Loss) of Security by Year of Origination

Rating
AAA	$(6.3)	$(6.5)	$(2.7)	$—	$(6.6)	$(22.1)
BBB	(2.4)	—	—	—	—	(2.4)
Total external commercial mortgage-backed securities	$(8.7)	$(6.5)	$(2.7)	$—	$(6.6)	$(24.5)

Draft

2/10/2009

Invested Asset Summary - ABS*

Asset-backed Securities* as of December 31, 2008:

(Dollars In Millions)	2004 and
(Unaudited)	Prior	2005	2006	2007	2008	Total

Estimated Fair Value of Security by Year of Origination

Rating
AAA	$620.9	$30.9	$22.7	$309.5	$45.0	$1,029.0
AA	8.6	—	—	—	—	8.6
Subtotal	629.5	30.9	22.7	309.5	45.0	1,037.6
A	0.4	2.1	8.4	—	—	10.9
BBB	1.7	—	28.3	36.2	—	66.2
BB	—	—	—	—	—	—
Below investment grade	—	—	10.9	7.1	—	18.0
Total asset-backed securities	$631.6	$33.0	$70.3	$352.8	$45.0	$1,132.7

Estimated Unrealized Gain (Loss) of Security by Year of Origination

Rating
AAA	$(60.4)	$(2.1)	$(1.1)	$(37.6)	$(5.0)	$(106.2)
AA	(0.5)	—	—	—	—	(0.5)
Subtotal	(60.9)	(2.1)	(1.1)	(37.6)	(5.0)	(106.7)
A	(0.1)	(0.2)	(1.6)	—	—	(1.9)
BBB	(1.1)	—	(27.9)	(5.1)	—	(34.1)
BB	—	—	—	—	—	—
Below investment grade	—	—	(0.7)	(1.7)	—	(2.4)
Total asset-backed securities	$(62.1)	$(2.3)	$(31.3)	$(44.4)	$(5.0)	$(145.1)

*  Excludes Residential and Commercial mortgage-backed securities

Draft

2/10/2009

Invested Asset Summary - Other

(Dollars In Millions)

(Unaudited)

Hybrid / Preferred Securities	GAAP Amortized Cost	Market Value	Unrealized Gain / (Loss)

Domestic Exposure
Upper Tier 2	$—	$—	$—
Tier 1	1,030.2	615.8	(414.4)
Preferred Stock	163.2	126.7	(36.5)
Total Domestic Exposure	$1,193.4	$742.5	$(450.9)

European Exposure
Upper Tier 2	$15.3	$12.6	$(2.7)
Tier 1	282.3	127.3	(155.0)
Preferred Stock	64.5	51.5	(13.0)
Total European Exposure	$362.1	$191.4	$(170.7)

Other Foreign Exposure
Upper Tier 2	$—	$—	$—
Tier 1	66.2	35.4	(30.8)
Preferred Stock	0.1	—	(0.1)
Total Other Foreign Exposure	$66.3	$35.4	$(30.9)

Total Domestic, European and Other Exposure
Upper Tier 2	$15.3	$12.6	$(2.7)
Tier 1	1,378.7	778.5	(600.2)
Preferred Stock	227.8	178.2	(49.6)
Total Domestic, European and Other Exposure	$1,621.8	$969.3	$(652.5)

Draft

2/10/2009

Life Marketing Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
(Unaudited)	2007	2008	2008	2008	2008	2007	2008

REVENUES
Gross Premiums and Policy Fees	$385,268	$358,783	$377,807	$372,674	$391,302	$1,453,027	$1,500,566
Reinsurance Ceded	(262,649)	(207,865)	(255,739)	(205,699)	(254,723)	(913,250)	(924,026)
Net Premiums and Policy Fees	122,619	150,918	122,068	166,975	136,579	539,777	576,540
Net investment income	82,287	84,956	86,989	88,825	89,283	325,118	350,053
Realized investment gains (losses)	—	—	—	—	—	—	—
Other income	28,485	25,045	26,010	23,507	22,184	138,356	96,746
Total Revenues	233,391	260,919	235,067	279,307	248,046	1,003,251	1,023,339

BENEFITS & EXPENSES
Benefits and settlement expenses	151,577	177,778	161,861	212,201	153,115	635,063	704,955
Amortization of deferred policy acquisition costs and value of businesses acquired	24,025	26,923	27,234	5,009	35,256	106,094	94,422
Other operating expenses	11,691	9,769	7,845	9,875	7,938	72,908	35,427
Total Benefits and Expenses	187,293	214,470	196,940	227,085	196,309	814,065	834,804

INCOME BEFORE INCOME TAX	$46,098	$46,449	$38,127	$52,222	$51,737	$189,186	$188,535

Life Marketing Key Data

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
(Unaudited)	2007	2008	2008	2008	2008	2007	2008

SALES BY PRODUCT
Term	$31,544	$27,008	$26,881	$23,039	$22,274	$145,317	$99,202
U/L	18,290	14,663	12,581	11,092	14,496	75,763	52,832
VUL	1,850	1,604	1,679	1,222	1,162	7,685	5,667
Total	$51,684	$43,275	$41,141	$35,353	$37,932	$228,765	$157,701

SALES BY DISTRIBUTION
Brokerage general agents	$31,250	$24,396	$23,545	$20,805	$20,549	$138,258	$89,295
Independent agents	8,843	8,852	9,331	7,403	7,515	39,261	33,101
Stockbrokers/banks	8,760	8,447	7,307	6,587	8,205	36,356	30,546
Direct Response & BOLI	2,831	1,580	958	558	1,663	14,890	4,759
Total	$51,684	$43,275	$41,141	$35,353	$37,932	$228,765	$157,701

Draft

2/10/2009

Annuities Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
(Unaudited)	2007	2008	2008	2008	2008	2007	2008

REVENUES
Gross Premiums and Policy Fees	$8,787	$8,191	$8,449	$7,885	$10,013	$34,163	$34,538
Reinsurance Ceded	—	—	—	—	(206)	—	(206)
Net Premiums and Policy Fees	8,787	8,191	8,449	7,885	9,807	34,163	34,332
Net investment income	72,244	77,286	85,007	89,742	95,516	267,308	347,551
RIGL - Derivatives	(1,866)	(6,240)	(1,850)	(10,385)	(22,496)	(68)	(40,971)
RIGL - All Other Investments	557	20	1,095	(14,419)	387	2,008	(12,917)
Other income	3,006	3,003	3,255	3,366	3,137	11,285	12,761
Total Revenues	82,728	82,260	95,956	76,189	86,351	314,696	340,756

BENEFITS & EXPENSES
Benefits and settlement expenses	65,429	67,416	71,842	81,441	90,101	240,210	310,800
Amortization of deferred policy acquisition costs and value of businesses acquired	7,626	5,901	7,239	3,034	(15,558)	27,685	616
Other operating expenses	5,499	6,414	6,333	6,650	6,225	22,891	25,622
Total Benefits and Expenses	78,554	79,731	85,414	91,125	80,768	290,786	337,038

INCOME BEFORE INCOME TAX	4,174	2,529	10,542	(14,936)	5,583	23,910	3,718

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(1,866)	(6,240)	(1,850)	(10,385)	(22,496)	(68)	(40,971)
Add back: Derivative gains related to equity indexed annuities	(1,866)	(6,240)	(1,850)	(10,385)	(22,496)	(68)	(40,971)
Less: RIGL - All Other Investments	557	20	1,095	(14,419)	387	2,008	(12,917)
Add back: Related amortization of deferred acquisition costs	723	(20)	40	1,073	979	1,149	2,072

PRETAX OPERATING INCOME	$4,340	$2,489	$9,487	$556	$6,175	$23,051	$18,707

Annuities Key Data

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
	2007	2008	2008	2008	2008	2007	2008

SALES
Variable Annuity	$122,962	$92,792	$115,448	$132,374	$111,794	$472,482	$452,408
Immediate Annuity	103,115	225,759	41,731	34,727	47,642	276,928	349,859
Single Premium Deferred Annuity	65,016	81,891	185,468	58,854	400,638	379,495	726,851
Market Value Adjusted Annuity	116,472	208,423	205,866	240,639	411,145	513,309	1,066,073
Equity Indexed Annuity	3,900	3,175	3,723	5,565	4,911	24,210	17,374
Total	$411,465	$612,040	$552,236	$472,159	$976,130	$1,666,424	$2,612,565

PRETAX OPERATING INCOME
Variable Annuity	$5,828	$4,068	$5,436	$(5,737)	$(7,056)	$19,180	$(3,289)
Fixed Annuity	(1,488)	(1,579)	4,051	6,293	13,231	3,871	21,996
Total	$4,340	$2,489	$9,487	$556	$6,175	$23,051	$18,707

DEPOSIT BALANCE
VA Fixed Annuity	$214,220	$190,968	$201,171	$212,011	$202,395
VA Separate Account Annuity	2,706,239	2,501,975	2,464,467	2,265,765	2,098,203
Sub-total	2,920,459	2,692,943	2,665,638	2,477,776	2,300,598
Fixed Annuity	4,682,912	5,114,313	5,443,137	5,703,702	6,195,293
Total	$7,603,371	$7,807,256	$8,108,775	$8,181,478	$8,495,891

Draft

2/10/2009

Stable Value Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
(Unaudited)	2007	2008	2008	2008	2008	2007	2008

REVENUES
Net investment income	$76,121	$78,361	$77,747	$88,254	$83,991	$300,201	$328,353
RIGL - Derivatives	237	220	354	(3,196)	(1,451)	4,255	(4,073)
RIGL - All Other Investments	648	5,213	1,469	8,180	(17,216)	(2,861)	(2,354)
Other income	—	—	—	3,000	6,360	—	9,360
Total Revenues	77,006	83,794	79,570	96,238	71,684	301,595	331,286

BENEFITS & EXPENSES
Benefits and settlement expenses	61,304	59,929	57,485	60,128	60,066	241,460	237,608
Amortization of deferred policy acquisition costs and value of businesses acquired	1,059	1,067	1,095	1,211	1,094	4,199	4,467
Other operating expenses	1,175	1,149	1,622	1,731	1,325	4,311	5,827
Total Benefits and Expenses	63,538	62,145	60,202	63,070	62,485	249,970	247,902

INCOME BEFORE INCOME TAX	13,468	21,649	19,368	33,168	9,199	51,625	83,384

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	237	220	354	(3,196)	(1,451)	4,255	(4,073)
Less: RIGL-All Other Investments	648	5,213	1,469	8,180	(17,216)	(2,861)	(2,354)

PRETAX OPERATING INCOME	$12,583	$16,216	$17,545	$28,184	$27,866	$50,231	$89,811

Stable Value Key Data

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
	2007	2008	2008	2008	2008	2007	2008

SALES
GIC	$800	$74,232	$11,113	$22,600	$58,339	$132,800	$166,284
GFA - Direct Institutional	182,179	—	425,000	636,651	—	182,179	1,061,651
GFA - Registered - Institutional	—	450,000	—	—	—	525,000	450,000
GFA - Registered - Retail	20,796	113,404	151,725	25,719	—	86,666	290,848
Total	$203,775	$637,636	$587,838	$684,970	$58,339	$926,645	$1,968,783

DEPOSIT BALANCE
Quarter End Balance	$5,046,463	$5,207,936	$5,442,022	$6,021,834	$4,960,405
Average Daily Balance	$4,964,733	$5,140,310	$5,139,017	$5,824,533	$5,666,809

OPERATING SPREAD	1.02%	1.26%	1.34%	1.70%	1.97%

Draft

2/10/2009

Asset Protection Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
(Unaudited)	2007	2008	2008	2008	2008	2007	2008

REVENUES
Gross Premiums and Policy Fees	$96,518	$95,335	$91,110	$88,763	$87,961	$395,112	$363,169
Reinsurance Ceded	(42,808)	(47,443)	(42,954)	(40,249)	(40,229)	(176,879)	(170,875)
Net Premiums and Policy Fees	53,710	47,892	48,156	48,514	47,732	218,233	192,294
Net investment income	10,233	9,905	9,808	9,595	9,348	39,100	38,656
Realized investment gains (losses)	—	—	—	—	—	—	—
Other income	15,740	15,136	17,379	16,445	13,311	72,054	62,271
Total Revenues	79,683	72,933	75,343	74,554	70,391	329,387	293,221

BENEFITS & EXPENSES
Benefits and settlement expenses	24,105	24,766	27,662	28,021	26,288	106,812	106,737
Amortization of deferred policy acquisition costs and value of businesses acquired	18,822	14,332	15,341	14,154	13,877	82,280	57,704
Other operating expenses	26,708	23,983	25,676	24,193	24,139	98,736	97,991
Total Benefits and Expenses	69,635	63,081	68,679	66,368	64,304	287,828	262,432

INCOME BEFORE INCOME TAX	$10,048	$9,852	$6,664	$8,186	$6,087	$41,559	$30,789

Asset Protection Key Data

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
	2007	2008	2008	2008	2008	2007	2008

SALES
Credit	$26,271	$22,790	$18,381	$15,628	$10,518	$113,618	$67,317
Service Contracts	79,772	71,663	82,199	72,483	53,517	341,356	279,862
Other	18,347	16,262	19,055	16,126	12,025	97,342	63,468
Total	$124,390	$110,715	$119,635	$104,237	$76,060	$552,316	$410,647

Draft

2/10/2009

Acquisitions Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
(Unaudited)	2007	2008	2008	2008	2008	2007	2008

REVENUES
Gross Premiums and Policy Fees	$203,370	$191,492	$193,516	$188,377	$191,053	$810,696	$764,438
Reinsurance Ceded	(132,582)	(115,763)	(125,079)	(120,785)	(126,071)	(510,540)	(487,698)
Net Premiums and Policy Fees	70,788	75,729	68,437	67,592	64,982	300,156	276,740
Net investment income	141,374	136,213	134,482	132,177	127,156	578,965	530,028
RIGL - Derivatives	(22,675)	28,590	46,499	106,974	27,737	6,622	209,800
RIGL - All Other Investments	20,080	(36,318)	(50,323)	(146,976)	(72,964)	(2,772)	(306,581)
Other income	2,284	1,421	1,847	1,605	1,862	9,462	6,735
Total Revenues	211,851	205,635	200,942	161,372	148,773	892,433	716,722

BENEFITS & EXPENSES
Benefits and settlement expenses	151,323	154,420	142,801	145,153	137,897	633,971	580,271
Amortization of deferred policy acquisition costs and value of businesses acquired	20,273	19,596	19,977	15,405	19,406	79,239	74,384
Other operating expenses	7,478	6,865	6,939	6,019	1,322	48,207	21,145
Total Benefits and Expenses	179,074	180,881	169,717	166,577	158,625	761,417	675,800

INCOME (LOSS) BEFORE INCOME TAX	32,777	24,754	31,225	(5,205)	(9,852)	131,016	40,922

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(22,675)	28,590	46,499	106,974	27,737	6,622	209,800
Less: RIGL - All Other Investments	20,080	(36,318)	(50,323)	(146,976)	(72,964)	(2,772)	(306,581)
Add back: Related amortization of deferred policy acquisition costs and value of businesses acquired	437	1,094	(535)	(1,776)	(7)	2,081	(1,224)

PRETAX OPERATING INCOME	$35,809	$33,576	$34,514	$33,021	$35,368	$129,247	$136,479

Draft

2/10/2009

Corporate & Other Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
(Unaudited)	2007	2008	2008	2008	2008	2007	2008

REVENUES
Gross Premiums and Policy Fees	$8,399	$8,603	$7,991	$6,765	$6,483	$34,025	$29,842
Reinsurance Ceded	(5)	(1)	(2)	(1)	(1)	(15)	(5)
Net Premiums and Policy Fees	8,394	8,602	7,989	6,764	6,482	34,010	29,837
Net investment income	38,765	21,744	44,908	14,929	(1,058)	165,242	80,523
RIGL - Derivatives	(3,750)	(24,227)	20,084	(1,402)	(42,554)	(2,340)	(48,099)
RIGL - All Other Investments	(2,482)	3,040	(64,652)	(197,887)	(3,141)	12,227	(262,640)
Other income	(276)	904	(508)	20	203	1,200	619
Total Revenues	40,651	10,063	7,821	(177,576)	(40,068)	210,339	(199,760)

BENEFITS & EXPENSES
Benefits and settlement expenses	8,330	10,367	8,693	8,895	8,215	36,191	36,170
Amortization of deferred policy acquisition costs and value of businesses acquired	186	551	564	518	516	773	2,149
Other operating expenses	44,798	50,789	47,011	46,388	40,212	174,583	184,400
Total Benefits and Expenses	53,314	61,707	56,268	55,801	48,943	211,547	222,719

INCOME (LOSS) BEFORE INCOME TAX	(12,663)	(51,644)	(48,447)	(233,377)	(89,011)	(1,208)	(422,479)

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	(3,750)	(24,227)	20,084	(1,402)	(42,554)	(2,340)	(48,099)
Less: RIGL-All Other Investments, net of participating income	(2,482)	3,040	(64,652)	(197,887)	(3,141)	5,370	(262,640)
Add back: Derivative gains related to corporate debt and investments	195	484	1,786	1,915	1,569	822	5,754

PRETAX OPERATING INCOME (LOSS)	$(6,236)	$(29,973)	$(2,093)	$(32,173)	$(41,747)	$(3,416)	$(105,986)